SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  March 25, 2003
---------------------------------
(Date of earliest event reported)


             Credit Suisse First Boston Mortgage Securities Corp.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                  333-97955-03               13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office

      Registrant's telephone number, including area code: (212) 325-3629



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ITEM 5.  OTHER EVENTS.

     On March 13, 2003, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1 in twenty-three classes (the "Certificates"). The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, with an aggregate principal balance of $885,622,000, were sold to Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc. and PNC Capital Markets, Inc. (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated February 27, 2003, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank Minnesota, N.A., as trustee, Midland Loan Services, Inc., as general master servicer and general special servicer, NCB, FSB, as co-op master servicer and National Consumer Cooperative Bank, as co-op special servicer, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2003 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.2, (2) PNC Bank, National Association (the "PNC Mortgage Loan Seller"), pursuant to a mortgage loan purchase agreement, dated as of March 1, 2003 (the "PNC Mortgage Loan Purchase Agreement"), between the PNC Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.3, (3) National Consumer Cooperative Bank (the "NCB Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2003 (the "NCB Mortgage Loan Purchase Agreement"), between the NCB Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.4, and (4) NCB, FSB (the "NCB, FSB Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2003 (the "NCB, FSB Mortgage Loan Purchase Agreement"), between the NCB, FSB Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.5.

     Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Exhibit No.                      Description
      -----------                      -----------
          4.1                 Pooling and Servicing Agreement
          4.2                 Column Mortgage Loan Purchase Agreement
          4.3                 PNC Mortgage Loan Purchase Agreement
          4.4                 NCB Mortgage Loan Purchase Agreement
          4.5                 NCB, FSB Mortgage Loan Purchase Agreement







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     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.


                                   By: /s/Jeffrey Altabef
                                       -------------------------------
                                       Name:  Jeffrey A. Altabef
                                       Title: Vice President

Date: March 25, 2003



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                                  EXHIBIT INDEX

                                                    PAPER (P) OR
  EXHIBIT NO.               DESCRIPTION             Electronic (E)
  -----------               -----------             --------------
      4.1         Pooling and Servicing Agreement              E
      4.2         Column Mortgage Loan Purchase Agreement      E
      4.3         PNC Mortgage Loan Purchase Agreement         E
      4.4         NCB Mortgage Loan Purchase Agreement         E
      4.5         NCB, FSB Mortgage Loan Purchase Agreement    E